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                                    EXHIBIT

                                   10(d)(vii)

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EXHIBIT 10(d)(vii)
                             [CORESTATES LETTERHEAD]

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                                                                    [LOGO]


November 2, 1994

Dr. Gordon Cohen, Chairman
Customedix Corp.
53 North Plains Industrial Road
Wallingford, CT 06492

  Re: Term loan originally dated April 10, 1989 in the original amount of $10,645,123.21 as amended by First through Sixth Amendments and Revolving Loan dated October 29, 1993 in the amount of $600,000.

                                   AMENDMENT

New Jersey National Bank agrees to extend the maturity of the Revolving Loan, referenced above, to November 30, 1995 and agrees to reduce the rate on both the Term Loan and the Revolving Loan from the rates currently in effect, to a new floating rate of New Jersey National Bank's Prime Rate plus one quarter percent (0.25%) per annum, effective upon receipt of this Amendment by the Bank.

All other terms and conditions specified in the Notes, Debt Consolidation Facility Agreement and Amendments to the Debt Consolidation Facility Agreement shall remain in full force and effect. This change is restricted to the change in maturity date on the Revolving Loan and the change in the interest rates on the Term Loan and Revolving Loan.

NEW JERSEY NATIONAL BANK

BY: /s/ STEPHEN F. BAYER
    ----------------------------------
    Stephen F. Bayer, Vice President

AGREED AND ACCEPTED THIS 8TH DATE OF NOVEMBER 1994:

ATTEST                               CUSTOMEDIX CORPORATION

/s/ BARRY L. KOSOWSKY                By: /s/ GORDON COHEN
-------------------------                -------------------------
[SEAL]          SECRETARY                                 CHAIRMAN


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ATTEST                                  JENERIC/PENTRON INCORPORATED

          /s/                            BY:          /s/
---------------------------------           --------------------------------
[SEAL]                  SECRETARY                                  PRESIDENT


ATTEST                                  AUTOMATIC INJECTION MOLDING, INC.

          /s/                            BY:          /s/
---------------------------------           --------------------------------
[SEAL]                  SECRETARY                                  PRESIDENT


ATTEST                                  CUSTOM SERVICES, INC.

          /s/                            BY:          /s/
---------------------------------           --------------------------------
[SEAL]                                                             PRESIDENT


ATTEST                                  HUNTERDON TRANSPORT, INC.

          /s/                            BY:          /s/
---------------------------------           --------------------------------
[SEAL]                                                             PRESIDENT


ATTEST                                  SMS LIQUIDATING, INC.

          /s/                            BY:          /s/
---------------------------------           --------------------------------
[SEAL]                                                             PRESIDENT


ATTEST                                  AMERICAN THERMOCRAFT CORPORATION

          /s/                            BY:          /s/
---------------------------------           --------------------------------
[SEAL]                                                             PRESIDENT


ATTEST                                  TRANSIDYNE GENERAL CORPORATION

          /s/                            BY:          /s/
---------------------------------           --------------------------------
[SEAL]                                                             PRESIDENT


ATTEST                                  DENPAC/FIVE STARS INCORPORATED

          /s/                            BY:          /s/
---------------------------------           --------------------------------
[SEAL]                                                             PRESIDENT